UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 13, 2009 (May 11, 2009)

GASTAR EXPLORATION LTD.
(Exact Name of Registrant as Specified in Its Charter)

ALBERTA, CANADA	001-32714	98-0570897
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1331 LAMAR STREET, SUITE 1080
HOUSTON, TEXAS 77010
(Address of principal executive offices)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02  Results of Operations and Financial Condition.

On May 11, 2009, Gastar Exploration Ltd. (the “Company”) issued a press release containing the results of operations for the three months ended March 31, 2009.  A copy of the Company’s press release, dated May 11, 2009, including such information, is included herein as Exhibit 99.1 hereto and is being furnished solely pursuant to this Item 2.02.

SECTION 7 – REGULATION FD

Item 7.01  Regulation FD Disclosure.

On May 12, 2009, Gastar Exploration Ltd. issued a press release announcing the Company had successfully drilled and logged the Wildman Trust #5 well in East Texas.  A copy of the Company’s press release, dated May 12, 2009, including such information, is included herein as Exhibit 99.2 hereto and is being furnished solely pursuant to this Item 7.01.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

Exhibits (furnished pursuant to Items 2.02 and 7.01 and not deemed filed with the Securities and Exchange Commission).

Exhibit No.	Description of Document

99.1	Press release dated May 11, 2009 reporting results of operations for the three months ended March 31, 2009.
99.2	Press release dated May 12, 2009 announcing the successful drilling and logging of the Wildman Trust #5 well.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASTAR EXPLORATION LTD.

Date: May 13, 2009	By:	/s/ J. RUSSELL PORTER
J. Russell Porter
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press release dated May 11, 2009 reporting results of operations for the three months ended March 31, 2009.
99.2	Press release dated May 12, 2009 announcing the successful drilling and logging of the Wildman Trust #5 well.